                                                                    EXHIBIT 10.4

                                  EMPLOYEE AGREEMENT

    As a condition of the undersigned's commencement of employment with The
Toro Company, its subsidiary or affiliate (hereafter referred to collectively as the "Company"), the undersigned (hereinafter referred to as "Employee"), agrees as follows:

    Name and address of Employee:      ____________________________________
                                       ____________________________________
                                       ____________________________________

    1. TERM. This agreement shall remain in force and effect throughout the term of Employee's employment with the Company. Further, the covenants contained herein shall remain in force and effect subsequent to termination of this Agreement for the time periods governing such covenants. Employee acknowledges that his relationship with the Company is terminable at will by either party and that the Company and/or the Employe can terminate the relationship with or without cause, and with or without notice. Further, the parties agree that nothing contained in this Agreement shall be relied upon to alter the terminable at will relationship between the parties.

    2. RETURN OF PROPERTY. Employee agrees that upon leaving the employment of the Company, regardless whether his departure is voluntary or involuntary, he will not take with him any of the Company's property including, but not limited to, any and all Company apparatuses, equipment, blueprints, drawings, sketches, notebooks, computer programs, customer lists, accounting information, production costs, sales information, formulae or any copies or duplicates of any of the above.

    3. NON-DISCLOSURE. Except as required by Employee's duties at the Company, Employee will not disclose, without the Company's prior written consent, directly or indirectly, to anyone outside of the Company or to any unauthorized employee of the Company, either during or after his employment with the Company, any confidential information concerning the Company's business acquired by Employee during his employment with the Company. Employee acknowledges that "confidential information," as used herein, means information which is not publicly known, including but not limited to, information relating to the Company's product, processes, systems, research, development, manufacturing, purchasing, accounting, engineering, marketing, merchandising, inventions, designs, formulae, future plans, or strategies.

    4. COPYRIGHT AND INVENTIONS. Employee agrees to promptly and fully disclose to the Company any items subject to copyright which are useable by the Company in its business, or related thereto, which he may make or has made, individually or jointly with others, while employed by the Company and for a period of one year thereafter, whether made on the Company's time or his own time. Unless items subject to copyrights are listed on a separate sheet and attached hereto, and specifically excluded herefrom, such items subject to copyright shall be the sole property of the Company whether or not a copyright registration application has been filed thereon, and Employee hereby assigns to the Company, all of his interest in such items subject to copyright and will, without charge to the Company, but at the expense of the Company, assign and deliver promptly all papers and do all other acts necessary to assist the Company to obtain copyright registration on such items in any and all countries.

         Employee further agrees to promptly and fully disclose to the Company any and all inventions which are useable by the Company in its business, or related thereto, which he may make or has made, individually or jointly with others, while employed by the Company or for one year thereafter. Employee further agrees that unless certain of said inventions are listed on a separate sheet and attached hereto, and specifically excluded herefrom, such inventions shall be the sole property of the Company, whether or not patent applications are filed thereon, and Employee hereby assigns to the Company all of his interest in such inventions and will, without charge to the Company, but at the expense of the Company, sign and deliver promptly all papers and do all other acts necessary to assist the Company to obtain patents on such inventions in any and all countries. Provided, however, that if Employee is employed by the Company in Minnesota, no provisions of this Agreement assigning or purporting to assign ownership or property rights in any such invention shall apply to an invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on his own time, and (1) which does not relate (a) directly to the business of the Company or (b) to the Company's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by him for the Company.

    5. NON-COMPETITION. Because Employee will be exposed to or have access to the Company's confidential information and to assist the Company in protecting the confidentiality of that information, Employee agrees that for a period of one (1) year subsequent to termination of Employee's employment with the Company, he will not render services, directly or indirectly, to any firm or organization in competition with the Company, except that Employee may accept employment with such a firm or organization whose business is diversified, and for that part of its business which is not in competition with the Company, provided, the Company, prior to Employee beginning such employment, shall receive separate written assurances satisfactory to the Company from such a firm or organization and from the Employee, and further provided that the Employee will not render services directly or indirectly in connection with any product which competes with a product offered by the Company.

    6. ENFORCEMENT OF THIS AGREEMENT. Employee acknowledges that compliance with the covenants set forth in paragraphs 3, 4, and 5 are necessary to enable the Company to do business with its customers for the term of this Agreement and thereafter, and that any breach of these covenants will result in the irreparable and continuing damage to the Company for which there will be no adequate remedy at law. In the event of any breach of these covenants, the Company shall be entitled to injunctive or such other and further relief including damages as may be proper. In addition, if any court having jurisdiction shall at any time hereafter hold these covenants to be unenforceable or unreasonable as to scope, territory, or period of time specified therein, then the scope, territory, or period of time shall be that declared or determined by said court to be reasonable.

    7. CHANGE IN STATUS. Employee acknowledges that the terms and conditions set forth in this Agreement will not be affected by any change in Employee's
(1) type of employment, (2) employee benefits, or (3) wages or salary, subsequent to execution of this Agreement, even though any such subsequent change should become the basis for the voluntary or involuntary termination of his employment with the Company, it being recognized that Company has the right to effect such changes. It is further understood that the obligations recited herein are binding, regardless of the manner in which voluntary or involuntary termination of my employment is effected, and regardless of the basis of either type of termination.

    8. GENERAL. Employee agrees that waiver of any of the provisions of this Agreement by the Company in any particular instance shall not be deemed to be a waiver of any such provision in any subsequent instance and/or of the Company's other rights at law or under this Agreement; that the provisions of this Agreement shall accrue to and be binding upon the heirs, successors and assigns of the parties. Employee further agrees that the Company may notify anyone hereinafter employing him of the existence and provisions of this Agreement. References herein to the masculine gender shall be construed to also apply to the feminine. The captions set forth herein shall be for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be governed by current state law.

    I have read the above and accept employment on the terms and conditions above stated.


                                       __________________________________
                                       Employee Signature

                                       __________________________________
                                       Date

                                       __________________________________
                                       Witness

                                       __________________________________
                                       Date